Supplement dated July 23, 2020
to the Prospectus and Statement of Additional Information (SAI) of the following fund:
Fund	Prospectus and SAI Dated
Wanger Advisors Trust
Wanger International	5/1/2020
Louis J. Mendes has announced that on August 28, 2020, he will retire from Columbia Wanger Asset Management, LLC, the Fund's investment manager, step down as portfolio manager to the Fund and resign as Co-President of Wanger Advisors Trust. Mr. Mendes will continue in his curent roles through August 28, 2020, including serving as a portfolio manager to the Fund along with Tae Han (Simon) Kim, James Chapman and Zoe Tan, as described below. Effective August 31, 2020, all information for Mr. Mendes is hereby removed from the Fund's Prospectus, Summary Prospectus and SAI.
Effective immediately, the portfolio manager information under the caption “Fund Management” in the “Summary of the Fund” section of the Prospectus is hereby removed and replaced with the following:

Portfolio Manager	Title	Role with Fund	Service with the Fund
Tae Han (Simon) Kim, CFA	Portfolio Manager and Analyst	Co-Portfolio Manager since 2017	Since 2011
James Chapman, CFA	Portfolio Manager and Analyst	Co-Portfolio Manager since July 2020	Since 2018
Zoe Tan, CFA	Portfolio Manager and Analyst	Co-Portfolio Manager since July 2020	Since 2018
Louis J. Mendes, CFA	Director of International Research and Portfolio Manager	Co-Portfolio Manager since 2005	From 2001 through August 28, 2020
The rest of the section remains the same.
Effective immediately, the information under the caption “Primary Service Providers - Portfolio Managers” in the “More Information About the Fund” section of the Prospectus is hereby removed and replaced with the following:
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Manager	Title	Role with Fund	Service with the Fund
Tae Han (Simon) Kim, CFA	Portfolio Manager and Analyst	Co-Portfolio Manager since 2017	Since 2011
James Chapman, CFA	Portfolio Manager and Analyst	Co-Portfolio Manager since July 2020	Since 2018
Zoe Tan, CFA	Portfolio Manager and Analyst	Co-Portfolio Manager since July 2020	Since 2018
Louis J. Mendes, CFA	Director of International Research and Portfolio Manager	Co-Portfolio Manager since 2005	From 2001 through August 28, 2020
Mr. Kim has been associated with the Investment Manager as an investment professional since 2011, and has served as a Vice President of the Trust since March 2018. Mr. Kim began his investment career in 2007 and earned a B.A. from Boston College and an M.B.A from the University of Oxford.
Mr. Chapman has been associated with the Investment Manager as an investment professional since 2018. Prior to joining the Investment Manager, from 2009 to 2018, Mr. Chapman was a portfolio manager and analyst at other investment firms. Mr. Chapman began his investment career in 2006, and earned a B.A. from the University of East Anglia, Norwich and a Post Graduate Diploma in Law from the University of West of England.
Ms. Tan has been associated with the Investment Manager as an investment professional since 2018. Prior to joining the Investment Manager, from 2014 until 2018, Ms. Tan was senior equity analyst at another investment firm. Ms. Tan began her investment career in 2008 and earned a B.A. from the University of Toronto.
Mr. Mendes has been associated with the Investment Manager or its predecessors as an investment professional since 2001, was a Vice President of the Trust from 2005 to March 2019, and has been a Co-President of the Trust since March 2019. Mr. Mendes began his investment career in 1986 and earned a B.A. from Columbia University and an M.I.M. from the American Graduate School of International Management.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
C-1456-8 A (7/20)